Exhibit 10.8

FIRST AMENDMENT TO NOTE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (THE “FIRST AMENDMENT”) DATED MARCH 25, 2009 TO THE NOTE AND SECURITY AGREEMENT (THE “AGREEMENT”) DATED AS OF SEPTEMBER 4, 2007 AMONG SAFESTICH MEDICAL, INC., SAFESTITCH, LLC (COLLECTIVELY THE “BORROWER”) AND THE UNDERSIGNED LENDERS (“LENDERS”).

RECITALS

WHEREAS, Borrower and Lenders (collectively, the “Parties”) are parties to the Agreement which became effective on September 4, 2007; and

WHEREAS, the Borrowers and Lenders desire to amend the Agreement to extend the Maturity Date (as defined in the Agreement) from December 31, 2009 until June 30, 2010.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders agree as follows:

AMENDMENT

1.           Extension of Maturity Date.  Section 3 of the Agreement is hereby amended and restated in its entirety as follows:

Payments of Obligations, including Principal and Interest.  The principal amount of the Loan evidenced hereby, together with any accrued and unpaid interest, and any and all the Obligations, including unpaid costs, fees and expenses accrued, such as Lender’s Expenses, shall be due and payable in full on June 30, 2010 (the “Maturity Date”).

2.           Governing Law.  This First Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3.           Amendments.  Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

4.           Entire Agreement.  This First Amendment and the Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5.           Interpretation.  Any capitalized terms used in this First Amendment but not otherwise defined shall have the meaning provided in the Agreement.

6.           Counterparts.  This First Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

Exhibit 10.8

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed in their names as of the date first written above.

SAFESTITCH MEDICAL, INC.

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson Title: Chief Financial Officer

SAFESTITCH LLC

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson Title: Chief Financial Officer

THE FROST GROUP, LLC

By:	/s/ Phillip Frost, M.D.
Name: Phillip Frost, M.D. Title: President

JEFFREY G. SPRAGENS

By:	/s/ Jeffrey G. Spragens
Name: Jeffrey G. Spragens Title: